Basic and Diluted Net Loss Per Ordinary Share (Tables)	6 Months Ended
Jun. 30, 2024
Basic and Diluted Net Loss Per Ordinary Share [Abstract]
Schedule of Basic and Diluted Loss Per Share	A reconciliation of net loss available to ordinary shareholders and the number of shares in the calculation of basic and diluted loss per share is as follows (in thousands, except share and per share amounts):
	Six months ended June 30,
	2024	2023

Net loss from continuing operations attributable to ordinary shareholders	4,335	8,203
Net loss from discontinued operations	-	1,317

Weighted-average shares used in computing net loss per share, basic and diluted	398,123,569	208,480,999

Net loss per share from continuing operations, basic and diluted	0.011	0.04

Net loss per share from discontinued operations, basic and diluted	-	0.01